Exhibit 99.1

CMS limE NYSE. Third Quarter 2018 Results and Outlook October 25, 2018 FOCUSED ON WORLD CLASS PERFORMANCE

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10-K and as updated in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. All references to earnings per share are on a diluted basis. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items. Management views adjusted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings. Similarly, management views the ratio of Funds From Operations (FFO)/Average Debt as a key measure of the company’s operating financial performance and its financial position, and uses the ratio for external communications with analysts and investors. Because the company does not establish its target FFO/Average Debt ratio based on a specific target numerator and target denominator, the company is unable to provide a reconciliation to a comparable GAAP financial measure for future periods Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution. 2

# Agenda

CMS ENERGY

- **Business Update** — **Patti Poppe**, **President & CEO**


PEOPLE
PLANET
PROFIT

- **Financial Results & Outlook** — **Rejji Hayes**, **Executive VP & CFO**

3

-------eMS" ENERG"Y> I=P=S==R=I=IS=U=I=IS=a==n=d=G=u=id=a=D=C==II•=•=•= • First nine months 2018: up 16o/o from 2017 • 2018 Full-year guidance raised: • 2019 Full-year guidance introduced: • Future long-term annual growth: at aJAdjustedEPS (non-GAAP) 4 ... updated with confidence in this year and looking forward.

ManagingWorkEVIllY Y11ar••• --------E-N--E-R--G-"Y> eMS" 2010 2013 2014 2015 2016 2017 2011 2012 EPS.!I $2.20 Mild $2.00 Cost productivity above plan Cost $1.80 productivity above plan productivity Storms $1.60 RECORD WARM productivity above plan Hot Summer $1.40 Summer Significant utility reinvestment over the past 5 years $1.20 0 -----!..1 investors. 5 ...maximizes benefits for customers AND

---EN-ERG-Y:> ThllTrA 'Ill BottomlintJ... eMS 6 ... world class performance delivering hometown service. PEOPLE•PLANET•PROFIT PERFORMANCE

Consistent Growth Through . . .



7% CAGR[b]
EPS[a]
Dividend
Recession
Recession
[a] Adjusted EPS (non-GAAP)
[b] Non-GAAP
Weather
Help
Hurt
+6% to +8%
+6% to +8%
2003
Cold winter
2004
Mild summer
2005
Hot summer
2006
Warm winter
2007
Mild summer
2008
Cold winter
2009
Summer "less"
2010
Hot summer
2011
Hot summer
2012
Warm winter
2013
Mild summer
2014
Polar vortex
2015
Cold Feb.
Warm Dec
2016
Warm Winter
2017
Warm Winter
2018
2019
Governor (D)
Governor (R)
Commission (D)
Commission (D)
Commission (R)
Commission (I)

. . . recessions and adverse weather.

7

CAtS ENeNGY:> c2=0=1=8="=DPlltf=o=r=m=a=n=c=t=l.=..=== Results B Business Se ment Interest & other (0.20) b • reinvestments. 8 . .. ahead of plan and focused on EPS!J Utility$2.02 Enterprises0.11 CMS Energy$1.93 IYear-to-Date I2017!12018 EPS-(GAAP)$1.65$1.941 Adjustment(0.01) Adjusted (non-GAAP) $1.84$1.73 IThird Quarter I EPS-(GAAP)61¢59¢ Adjustment1 Adjusted (non-GAAP) Weather-normalized.!!64¢ Weather-normalized.!!

2018 EPS[a] . . .


CMS ENERGY
First Nine Months
+27¢
Three Months To Go
(13)¢ - (10)¢
$2.17
YTD
$1.66
2017
42¢
Absent 2017
3¢
6¢
(24)¢
(6)¢
1¢
(8)¢-(5)¢
$2.31 - $2.34
6% - 8%
YTD
$1.93
2018
Weather
Cost Savings & (Reinvestment)
Rates and Investments
Usage, Enterprises & Other
Absence of 2017 Weather
Rates & Investment
Cost Savings/ (Reinvestment) & Other
Reinvestments:
Safety 3¢
Reliability 7
Employee/ customer 4
Debt pre-funding 4
Other 6
Total 24¢

[a] Adjusted EPS (non-GAAP)

. . . on track.

9

M S EMreR_G_Y?> 2019 long-TBrmRtlgulatoryPlanning... C =========================-= 2018 Regulatory I Policy 6/15: Filed long-term generation plan (IRP) U-20165 Q2: Expected IRP order U-20165 order U-18494 order for Gas Utility $49 MM 3/29: Final order U-18322 $72 MM (on 6/28) 10.0% ROE Current Request Mar: Expected final order U-20134 5-Yr electric dist. plan U-17990 Revenue: $44 MM ROE: 10.75% Trackers: $49 MM 1/1: Gas investment tracker $18 MM U-18124 visibility. 10 ... provides significant customer value and long-term FinalSettlement Revenue: $11 MM ROE: 10.0% Trackers: -$9% MM

---E-N-ER-G-"Y> GasIDVIISimtJDIIIIIIIdS••• eMS" c=====--========----Customer Experience Leak Reduction Increased Capacity 11 ... prioritize safety, reliability and affordability. Benefits

# Customer Investment Plan Skewed . . .

CMS ENERGY

## Large and Aging System



> $50 Bn
System Need
System Need
10-yr Plan
Grid Modernization
Electric Distribution
Gas Infrastructure
Gas
$10 Bn
5-yr Plan
Supply
10-yr
$3 Bn Opportunity
Total Opp.: $6-$8 Bn

## Rate Base Growth



Electric
Gas
7% CAGR
$15 Bn
$21 Bn
70%
30%
60%
40%
2017
2022

. . . towards gas investments.

12

# Our Entire Cost Structure . . .

## Cost Components


100%
~70%
Fuel and Power Costs
Coal to Gas / PPA
O&M Costs
Taxes
Tax Reform
Capital Investments
Cost of Capital

$10½ Bn Customer Investment (2013-2018E)

## Residential Electric Bills[a]


(current dollars)
$106
$100
Down 6%
2013
2018E

## Residential Gas Bills[a]


(current dollars)
$85
$62
Down 27%
2013
2018E

[a] Source: bls.gov for historical data, Bloomberg for 2018 estimate

. . . provides opportunities to lower costs and avoid rate fatigue.

13

Utility Driven, Low Risk Growth . . .

CMS ENERGY

CMS Energy Long-Term Growth Plan

Segments:

- Utility	5 - 7%	• Needed system upgrades / robust backlog • Affordable prices driven by cost controls
- Enterprises	0 - 1	• Largely contracted & utility-like • Contracted generation & renewables
- Parent & Other	1 - (1)	• Refinancing high coupon debt • Tax planning • Supportive EnerBank contribution & tax shield
Total EPS Growth[a]	**6 - 8%**	

[a] Adjusted EPS (non-GAAP)

. . . delivers consistent, industry-leading financial performance.

14

# Compelling Investment Thesis . . .


UTILITY
WORK
AHEAD
Aging Infrastructure
Diversified Service Territory
Constructive Regulation
Affordable Prices
Strong Cash Flow & Balance Sheet
CMS ENERGY

. . . adaptive to changing conditions.

15

Thank You! See you at EEl 16

Appendix

Michigan Political Environment

CMS ENERGY

Gubernatorial Election

Democrat	Republican
	
Gretchen Whitmer	Bill Schuette

Key Issues:

- Economy
- Infrastructure
- Education

Energy policy is not a large campaign issue

Senate

Democrats: 10 Vacant Seat: 1 Republicans: 27


38

4-year terms, concurrent with Governor's term, 2-term limit

House of Representatives

Democrats: 47 Republicans: 63


110

2-year terms, even numbered years, 3-term limit

18

Filed Integrated Resource Plan "IRP"...

CMS ENERGY

Clean and Lean


No Certificate of Necessity Required < 225 MW
Supply
Modular
Fully utilize assets
Modular
Modular
Demand
EE & DR
↓ O&M
↓ Fuel
↓ Lower Risk

Overview

File Date: June 15, 2018
Expected Order Date: Q2 2019
Case No.: U-20165

Capital Investment Opportunities:

- No Change to 5-year, $10 Bn Plan (IRP includes REP* spend of ~$1 Bn)
- $3 Bn opportunity in 10-year Plan

Financial Incentives:

- Energy Efficiency, ~$45 MM pre-tax annually by 2021 (vs. $34 MM Plan)
- Demand Response, filed 5/31

*Renewable Energy Plan

. . . seizing a once in-a-generation opportunity to reshape Michigan's energy future.

19

Credit Metrics Maintained . . .



S&P / Fitch
Moody's
S&P (Dec. '16)
Moody's (Jun. '18)
Fitch (Jul. '18)
AA- Aa3
A+ A1
A A2
A- A3
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
Consumers Secured
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
BB Ba2
BB- Ba3
B+ B1
B B2
B- B3
CMS Unsecured
Present
Prior
2002
Outlook Stable Stable Stable



FFO / Average Debt [a]
19%
17%
~18%
< 30% HoldCo Debt
Target Range
2018 (w/ Tax Reform)
[a] Non-GAAP

. . . at solid investment-grade levels.

20

Tax Reform – Three Step Approach . . .

CMS ENERGY

Step 1: (Credit A)

- Filed to determine forward-looking customer credit to adjust for tax reform
  - Gas Utility filed Mar. 30th
  - Electric Utility filed Apr. 30th
- MPSC approval within 90 days of all filings

Step 2: (Credit B)

- Filed to determine catch-up customer credit
  - Gas Utility filed Aug. 27th: period of Jan. – Jun. (to be implemented Dec. 2018)
  - Electric Utility filed Sept. 24th: period of Jan. – Jul. (to be implemented Jan. 2019)

Step 3: (Calculation C)

- Filed Oct. 1st to determine deferred federal income taxes treatment

Tax Credit Timeline

✓3/30: Filed forward-looking Credit A for Gas Utility	✓4/30: Filed forward-looking Credit A for Electric Utility	✓7/1: Credit A for Gas Utility $49 MM in rates (U-18424)	✓7/24: Credit A approved for Electric Utility $113 MM Credit to Customers	✓8/27: Filed catch-up Credit B for Gas Utility $31 MM	✓9/24: Filed catch-up Credit B for Electric Utility $70 MM	✓10/1: Filed Calc. C $1.6 Bn for Electric & Gas	12/1: Credit B implemented for Gas Utility

. . . for returning benefits to customers.

21

# "DIG" (750 MW) & Peakers (200 MW) . . .

CMS ENERGY



Pre-Tax Income
(MM)
$80
40
0
Opportunities
Contracts
(layering in over time)
$12
Outage
Pull-ahead
$30
Better
Performance
$45
Better
Performance
$35
$55
+$20
$75
+$40
2015
2016
2017
2018
Future

| | 2015 | 2016 | 2017 | 2018 | Future | |
|---|---|---|---|---|---|---|
| Capacity ($/kW-mth) | ≈ $1.00 | ≈ $2.00 | ≈ $3.00 | < $3.00 | $4.50 | $7.50 |
| **Available:** | | | | | | |
| • Energy | 0% | 0% | 0% | 0% | 25% | |
| • Capacity | 0 | 0 | 0 | <5 | 50% - 90% | |

. . . offers risk mitigation to Plan.

22

------eMS" ENERG"Y> OptJratingCashFlowGtJntJration••• r=-===================== Amount (Bn) $2.2 -$9 Bn in aggregate Investment Cash flow before dividend 2017 I NOLs & credits $0.6 2018 2019 2020 2021 2022 $0.4 $0.3 $0.3 $0.3 $0.2 1 23 ... remains strong and supports our capital plan.

2018 Financial Targets . . .

CMS ENERGY

	2018	Long-Term Plan
Adjusted EPS (non-GAAP)	$2.31 to $2.34 +6% to +8%	+6% to +8%
Operating cash flow (MM)	$1,650	Up $100/yr [a]
Dividend payout ratio (non-GAAP)	~ 62%	~ 62%
Customer price		
Electric	(1)%	~ 2%
Gas	(3)%	~ 2%
FFO/average debt (non-GAAP)	~18%	~17% - 19%
Customer investment (Bn)	$1.9	> $2.0/yr
Continuous equity (MM)	No change	Incr. ~$30/yr

[a] Beginning in 2020

. . . 16th year of transparent, consistent, strong performance.

24

------eMS" ENERG"Y> 2018SIJRSiliviliiJS••• =========================-= Full Year Impact EPS OCF (MM) Sensitivi Sales • Electric (37,477 GWh) • Gas (303 Bcf) Gas prices (NYMEX) -+ -+ + 1o/o 5 50¢ -+ 6¢ 9 0 + $20 -+ -+ -+ -+ 40 55 UtiIity ROE (planned) r&:-1-• I IO"J • • Interest rates +100 bps <1 .!.l Reflect2018 sales forecast;weather-normalized 25 ... reflect strong risk mitigation.

GAAP Reconciliation

# CMS ENERGY CORPORATION
## Reconciliation of GAAP EPS to Non-GAAP Adjusted EPS by Segment
## (Unaudited)

*In Millions, Except Per Share Amounts*

| | Three Months Ended | | Nine Months Ended | |
|---|---|---|---|---|
| | 9/30/18 | 9/30/17 | 9/30/18 | 9/30/17 |
| **Electric Utility** | | | | |
| Reported net income per share | $ 0.70 | $ 0.63 | $ 1.65 | $ 1.40 |
| *Reconciling items:* | | | | |
| Restructuring costs and other | - | - | - | - |
| Adjusted net income per share – non-GAAP | $ 0.70 | $ 0.63 | $ 1.65 | $ 1.40 |
| **Gas Utility** | | | | |
| Reported net income (loss) per share | $ (0.07) | $ 0.02 | $ 0.37 | $ 0.36 |
| *Reconciling items:* | | | | |
| Restructuring costs and other | - | - | - | - |
| Adjusted net income per share – non-GAAP | $ (0.07) | $ 0.02 | $ 0.37 | $ 0.36 |
| **Enterprises** | | | | |
| Reported net income per share | $ 0.01 | $ 0.03 | $ 0.12 | $ 0.10 |
| *Reconciling items:* | | | | |
| Restructuring costs and other | * | * | * | * |
| Tax impact | (*) | (*) | (*) | (*) |
| Gain on assets previously sold | - | - | (0.01) | - |
| Tax impact | - | - | * | - |
| Adjusted net income per share – non-GAAP | $ 0.01 | $ 0.03 | $ 0.11 | $ 0.10 |
| **Corporate Interest and Other** | | | | |
| Reported net loss per share | $ (0.05) | $ (0.07) | $ (0.20) | $ (0.21) |
| *Reconciling items:* | | | | |
| Restructuring costs and other | * | 0.01 | * | 0.01 |
| Tax impact | (*) | (*) | (*) | (*) |
| Adjusted net loss per share – non-GAAP | $ (0.05) | $ (0.06) | $ (0.20) | $ (0.20) |
| **Discontinued Operations** | | | | |
| Reported net income (loss) per share | $ * | $ (*) | $ * | $ (*) |
| *Reconciling items:* | | | | |
| Discontinued operations (income) loss | (*) | * | (*) | * |
| Adjusted net income per share – non-GAAP | $ - | $ - | $ - | $ - |
| **Consolidated** | | | | |
| Reported net income per share | $ 0.59 | $ 0.61 | $ 1.94 | $ 1.65 |
| *Reconciling items:* | | | | |
| Discontinued operations (income) loss | (*) | * | (*) | * |
| Restructuring costs and other | * | 0.01 | * | 0.01 |
| Tax impact | (*) | (*) | (*) | (*) |
| Gain on assets previously sold | - | - | (0.01) | - |
| Tax impact | - | - | * | - |
| Adjusted net income per share – non-GAAP | $ 0.59 | $ 0.62 | $ 1.93 | $ 1.66 |
| **Average Common Shares Outstanding – Diluted** | 283.2 | 281.6 | 282.8 | 280.6 |

* Less than $0.01 per share.

27

CMS ENERGY CORPORATION
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income
(Unaudited)

	In Millions, Except Per Share Amounts			
	Three Months Ended		Nine Months Ended	
	9/30/18	9/30/17	9/30/18	9/30/17
Net Income Available to Common Stockholders	$ 169	$ 172	$ 549	$ 463
Reconciling items:				
Discontinued operations (income) loss	(*)	*	(*)	*
Restructuring costs and other	*	1	1	3
Tax impact	(*)	(*)	(*)	(1)
Gain on assets previously sold	-	-	(4)	-
Tax impact	-	-	1	-
Adjusted net income – non-GAAP	$ 169	$ 173	$ 547	$ 465
Average Common Shares Outstanding				
Basic	282.5	280.8	282.1	279.8
Diluted	283.2	281.6	282.8	280.6
Basic Earnings Per Average Common Share				
Reported net income per share	$ 0.60	$ 0.61	$ 1.95	$ 1.65
Reconciling items:				
Discontinued operations (income) loss	(*)	*	(*)	*
Restructuring costs and other	*	0.01	*	0.01
Tax impact	(*)	(*)	(*)	(*)
Gain on assets previously sold	-	-	(0.01)	-
Tax impact	-	-	*	-
Adjusted net income per share – non-GAAP	$ 0.60	$ 0.62	$ 1.94	$ 1.66
Diluted Earnings Per Average Common Share				
Reported net income per share	$ 0.59	$ 0.61	$ 1.94	$ 1.65
Reconciling items:				
Discontinued operations (income) loss	(*)	*	(*)	*
Restructuring costs and other	*	0.01	*	0.01
Tax impact	(*)	(*)	(*)	(*)
Gain on assets previously sold	-	-	(0.01)	-
Tax impact	-	-	*	-
Adjusted net income per share – non-GAAP	$ 0.59	$ 0.62	$ 1.93	$ 1.66

* Less than $0.5 million or $0.01 per share.

Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in these summary financial statements. Adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings.

28

CMS ENERGY

CMS ENERGY CORPORATION
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income by Quarter (Unaudited)

In Millions, Except Per Share Amounts

	2018		
	1Q	2Q	3Q
Net Income Available to Common Stockholders	$ 241	$ 139	$ 169
Reconciling items:			
Electric utility and gas utility	-	-	-
Tax impact	-	-	-
Enterprises	*	(3)	*
Tax impact	(*)	1	(*)
Corporate interest and other	*	*	*
Tax impact	(*)	(*)	(*)
Discontinued operations (income) loss	*	*	(*)
Adjusted Net Income – Non-GAAP	$ 241	$ 137	$ 169
Average Common Shares Outstanding – Diluted	282.2	282.6	283.2
Diluted Earnings Per Average Common Share	$ 0.86	$ 0.49	$ 0.59
Reconciling items:			
Electric utility and gas utility	-	-	-
Tax impact	-	-	-
Enterprises	*	(0.01)	*
Tax impact	(*)	*	(*)
Corporate interest and other	*	*	*
Tax impact	(*)	(*)	(*)
Discontinued operations (income) loss	*	*	(*)
Adjusted Diluted Earnings Per Average Common Share – Non-GAAP	$ 0.86	$ 0.48	$ 0.59

In Millions, Except Per Share Amounts

	2017			
	1Q	2Q	3Q	4Q
Net Income (Loss) Available to Common Stockholders	$ 199	$ 92	$ 172	$ (3)
Reconciling items:				
Electric utility and gas utility	-	-	-	-
Tax impact	-	-	-	34
Enterprises	*	*	1	1
Tax impact	(*)	(*)	(*)	56
Corporate interest and other	1	1	*	-
Tax impact	(*)	(1)	(*)	57
Discontinued operations loss	*	*	*	*
Adjusted Net Income – Non-GAAP	$ 200	$ 92	$ 173	$ 145
Average Common Shares Outstanding – Diluted	279.9	280.3	281.6	280.8
Diluted Earnings (Loss) Per Average Common Share	$ 0.71	$ 0.33	$ 0.61	$ (0.01)
Reconciling items:				
Electric utility and gas utility	-	-	-	-
Tax impact	-	-	-	0.12
Enterprises	*	*	*	*
Tax impact	(*)	(*)	(*)	0.20
Corporate interest and other	*	*	0.01	*
Tax impact	(*)	(*)	(*)	0.20
Discontinued operations loss	*	*	*	*
Adjusted Diluted Earnings Per Average Common Share – Non-GAAP	$ 0.71	$ 0.33	$ 0.62	$ 0.51

* Less than $0.5 million or $0.01 per share.

29

CMS ENERGY

CMS ENERGY CORPORATION
Earnings Per Share By Year GAAP Reconciliation
(Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28	$1.58	$1.42	$1.66	$1.74	$1.89	$1.98	$1.64
Pretax items:															
Electric and gas utility	0.32	(0.60)	-	-	(0.06)	0.08	0.55	0.05	-	0.27	-	-	-	0.04	-
Tax impact	(0.11)	0.21	-	-	(0.01)	(0.03)	(0.22)	(0.02)	-	(0.10)	-	-	-	(0.01)	0.12 (b)
Enterprises	0.93	0.97	0.06	(0.12)	1.67	(0.02)	0.14	(0.05)	*	(0.01)	*	0.05	*	*	*
Tax impact	(0.19)	(0.35)	(0.02)	0.10	(0.42)	*	(0.05)	0.02	(0.11)	*	(*)	(0.02)	(*)	(*)	0.20 (b)
Corporate interest and other	0.25	(0.06)	0.06	0.45	0.17	0.01	0.01	*	-	*	*	*	*	0.02	0.01
Tax impact	(0.09)	0.03	(0.02)	(0.18)	(0.49)	(0.03)	(*)	(*)	(0.01)	(*)	(*)	(*)	(*)	(0.01)	0.20 (b)
Discontinued operations (income) loss, net	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08	(0.01)	(0.03)	*	(*)	(*)	*	*
Asset impairment charges	-	-	2.80	1.07	0.93	-	-	-	-	-	-	-	-	-	-
Tax impact	-	-	(0.98)	(0.31)	(0.33)	-	-	-	-	-	-	-	-	-	-
Cumulative accounting changes	0.25	0.02	-	-	-	-	-	-	-	-	-	-	-	-	-
Tax impact	(0.09)	(0.01)	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36	$1.45	$1.55	$1.66	$1.77	$1.89	$2.02	$2.17
Mark-to-market		0.04	(0.65)	0.80											
Tax impact		(0.01)	0.22	(0.29)											
Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA

* Less than $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

(b) Reflects the impact of tax reform.

30

CMS ENERGY

# CMS ENERGY CORPORATION
## Weather Impact on Year Over Year Earnings
## (Unaudited)

| | *In Millions, Except Per Share Amounts* | | | |
|---|---|---|---|---|
| | Nine Months Ended | | | |
| | 9/30/2018 | 9/30/2017 | Change | |
| **Net Income Available to Common Stockholders** | $ 549 | $ 463 | $ 86 | |
| *Reconciling items:* | | | | |
| Restructuring costs and other | 1 | 3 | (2) | |
| Tax impact | (*) | (1) | 1 | |
| Gain on assets previously sold | (4) | - | (4) | |
| Tax impact | 1 | - | 1 | |
| **Adjusted Net Income** | $ 547 | $ 465 | $ 82 | |
| *Reconciling items:* | | | | |
| Non-normal weather impact | (75) | 82 | (157) | |
| Tax impact | 19 | (32) | 51 | |
| **Non-Normal Weather Impact (Net)** | $ (56) | $ 50 | $ (106) | |
| **Adjusted Weather-Normalized Net Income** | $ 491 | $ 515 | $ (24) | |
| **Reported Net Income Per Share** | $ 1.94 | $ 1.65 | $ 0.29 | |
| *Reconciling items:* | | | | |
| Restructuring costs and other | * | 0.01 | (0.01) | |
| Tax impact | (*) | (*) | (*) | |
| Gain on assets previously sold | (0.01) | - | (0.01) | |
| Tax impact | * | - | * | |
| **Adjusted Net Income Per Share** | $ 1.93 | $ 1.66 | $ 0.27 | |
| *Reconciling items:* | | | | |
| Non-normal weather impact | (0.27) | 0.29 | (0.56) | |
| Tax impact | 0.07 | (0.11) | 0.18 | |
| | | | | **Adjusted Weather-Normalized Change (%)** |
| **Non-Normal Weather Impact (Net)** | $ (0.20) | $ 0.18 | $ (0.38) | |
| **Adjusted Weather-Normalized Net Income Per Share** | $ 1.73 | $ 1.84 | $ (0.11) | -6% |
| **Average Common Shares Outstanding - Diluted** | **282.8** | **280.6** | | |

* Less than $0.5 million or $0.01 per share.

31

-----------------eMS" ENERG"Y> CMS ENERGY CORPORATION \Veather Impact on Year Over Year Earnings (Unaudited) In \filUons, E cf'pt p,,. Shal'eAmowttt Th ree onths Inded 9130/2018 9/30/2017 Chango 172 Xet Inc-ome Anil:tble to Common Stockho lders Reconciling items: Rt'structwing costs and otht'r Tax impact Gain on asset s pre,"iously sold Tuimpact 169 (3) (I) (*) I (*) (*) Adjustedet Income Reconciling items: X on-normal weather impact Tuimpact 169 17 3 (H) II 10 () (53) 15 :'lon-:'lonu•l Weathe r Impact (:'let) (32) (38) Adjusted \Veather-orm;slizXet Inc-ome 137 179 (4 2) 0.59 ReponXet Income Per Sh:tre Reconciling items: Restructuring costs and other Tax impact Gain on assets pre\'iously sold Tax impact 0.61 (0.02) 0.01 (*) (0.01) (*) (*) 0.59 0.6 2 Adjusted et Income Pe r Sha re Reconciling items: X on-normal weather impact Tax impact (0.03) (0.16) 0. 0.03 (0.01) (0.19) 0.05 :'lon-:'lonual Weather lrupacr (:'let) (0.12) 0.01 (0.1) .\d j usred Weathe r-:'lorm alized Xet Inc-ome Per Share 0.7 0.64 (OX) .-\.nra.ge Common Shares Ouu randing - Diluted 283.2 281.6 • Less than S.O.S million or S.O.O1 per share. 32